Exhibit 99.1

Contact: Nancy Krejsa Senior Vice President Investor Relations and Corporate Communications +1-972-595-5083 nkrejsa@sftp.com

Six Flags Seeks to Amend Credit Agreement

GRAND PRAIRIE, Texas — December 5, 2013 — Six Flags Entertainment Corporation (NYSE: SIX) announced today that it has initiated a process to potentially amend, by late December 2013, certain covenants of its current bank credit facility. The company would like to use some of its excess cash on hand for general corporate purposes, including potential share repurchases, over time. In addition the company is seeking to reduce the borrowing rates on its existing term loan. The level of borrowing following the transaction is not expected to change. Further details will be announced once the transaction is complete.
About Six Flags Entertainment Corporation
Six Flags Entertainment Corporation is the world’s largest regional theme park company with $1.1 billion in revenue and 18 parks across the United States, Mexico and Canada. For more than 50 years, Six Flags has entertained millions of families with world-class coasters, themed rides, thrilling water parks and unique attractions including up-close animal encounters, Fright Fest® and Holiday in the Park®.
Forward Looking Statements
The information contained in this release, other than historical information, consists of forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. These statements may involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others, (i) the adequacy of cash flows from operations, available cash and available amounts under our credit facilities to meet our future liquidity needs, (ii) our ability to roll out our capital enhancements in a timely and cost effective manner, (iii) our ability to improve operating results by implementing strategic cost reductions, and organizational and personnel changes without adversely affecting our business, (iv) our operations and results of operations, and (v) the risk factors or uncertainties listed from time to time in the company’s filings with the Securities and Exchange Commission ("SEC"). In addition, important factors, including factors impacting attendance, such as local conditions, contagious diseases, events, disturbances and terrorist activities, recall of food, toys and other retail products which we sell, risk of accidents occurring at the company’s parks or other parks in the industry, inability to achieve desired improvements and financial performance targets set forth in our aspirational goals, adverse weather conditions such as excess heat or cold, rain and storms, general financial and credit market conditions, economic conditions (including customer spending patterns), changes in public and consumer tastes, construction delays in capital improvements or ride downtime, competition with other theme parks and other entertainment alternatives, dependence on a seasonal workforce, unionization activities and labor disputes, laws and regulations affecting labor and employment benefit costs, including potential increases in state and federally mandated minimum wages, and healthcare reform, pending, threatened or future legal proceedings and the significant expenses associated with litigation, cyber security risks and other factors could cause actual results to differ materially from the company’s expectations. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will be realized and actual results could vary materially. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in the company’s Annual and Quarterly Reports on Forms 10-K and 10-Q, and its other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at www.sixflags.com/investors and on the SEC’s website at www.sec.gov.